Income Tax - Summary Of Components Of Deferred Tax Assets and Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Gross deferred tax assets arising from:
Net operating loss carryforwards	$ 1,990	$ 380
ASC 842 right-of-use asset and liability	979	0
Deferred Tax Assets, Gross	2,969	380
Deferred tax liabilities arising from:
Depreciation	(156)	0
Net deferred tax assets before valuation allowance	2,813	380
Less valuation allowance	(2,813)	(380)
Net deferred tax assets	$ 0	$ 0